Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 4: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method, where the objective of the business model is to collect contractual cash flows and the cash flows of those loans represent solely payments of principal and interest; otherwise, the loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, the loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that discounts estimated future cash flows through the expected term of the loan to the gross carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below.

Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.
Lending Fees
Lending fees primarily arise in P&C and BMO CM. The accounting treatment for lending fees varies depending on the transaction. Certain loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of each period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed.
Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy or payment default, or when collection of the full amount of principal and interest is no longer reasonably assured. Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are more than a defined number of days past due.
Generally, consumer loans in both Canada and the United States are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when payment is one year past due. In the United States, consumer loans are generally written off when payment is 180 days past due, except for non-real
estate term loans, which are generally written off when payment is 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes the value of any collateral and an estimate of future recoveries.
Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all reasonable recovery attempts have been exhausted.
Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit lower than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continues to apply.
Once a loan has been identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans to reflect the time value of money are recognized as interest income. Interest income on impaired loans of $
306 million was recognized for the year ended October 31, 2024 ($161 million in 2023).
Allowance for Credit Losses
The ACL recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The ACL amounted to $4,936 million as at October 31, 2024 ($4,267 million as at October 31, 2023), of which $4,356 million ($3,807 million as at
October 31, 2023) was recorded in loans and $580 million ($460 million as at October 31, 2023) was recorded in other liabilities in our Consolidated Balance Sheet.
Significant changes in the gross balances, including originations, maturities, sales, write-offs and repayments in the normal course of operations, impact the ACL. In addition, ECL on the purchased performing loans we acquired in the Bank of the West acquisition was recorded on the acquisition date, consistent with the process we follow for loans that we originate. An initial provision for credit losses (PCL) of

$705
million was recorded in our Consolidated Statement of Income on the date of the acquisition.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS 9, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for ECL on financial assets regardless of whether there has been an actual impairment. We recognize an ACL at an amount generally equal to
12-month
ECL, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record ECL over the remaining life of performing financial assets that are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. Our methodology for determining a significant increase in credit risk is based on the change in PD between origination and reporting date, assessed using probability-weighted scenarios, as well as certain other criteria, such as
30-day
past due and watchlist status.

For each exposure, ECL is a function of PD, exposure at default (EAD) and loss given default (LGD), with the timing of the expected loss also considered, and is estimated by incorporating forward-looking economic information and using experienced credit judgment to reflect factors not captured in ECL models.
PD represents the likelihood that a loan will not be repaid and will go into default in either a
12-month
horizon for Stage 1 or a lifetime horizon for Stage 2. PD for each individual financial asset is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the amount of credit exposure outstanding at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.
We consider past events, current market conditions and reasonable and supportable forward-looking information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case scenario, which in our view represents the most probable outcome, as well as upside, downside and severe downside scenarios, all of which are developed by our Economics group. Key economic variables used in the determination of the ACL reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We applied experienced credit judgment to reflect the continuing impact of the uncertain environment on credit conditions and the economy.
Allowance on Impaired Loans
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are written off when principal or interest payments are 180 days past due). The review of individually significant impaired loans is conducted at least quarterly by the account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.
Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects our best estimate of the realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. This estimate may change over time as new information becomes available or as work-out strategies evolve, resulting in revisions to the allowance. Security can vary by type of loan and may include cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages, consumer instalment loans, other personal loans and some small business loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.

The following table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2024 and 2023. Transfers represent the amount of ECL that moved between stages during the year; for example, from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurement represents the ECL impact due to transfers between stages, as well as changes in economic forecasts and credit quality. Model changes include new calculation models or methodologies.

(Canadian $ in millions)				2024				2023
	Stage 1	Stage 2	Stage 3 (1)	Total	Stage 1	Stage 2	Stage 3 (1)	Total
Loans: Residential mortgages
Balance as at beginning of year	$73	$151	$10	$234	$59	$67	$16	$142
Transfer to Stage 1	132	(130)	(2)	–	92	(92)	–	–
Transfer to Stage 2	(26)	42	(16)	–	(18)	27	(9)	–
Transfer to Stage 3	(1)	(29)	30	–	(1)	(12)	13	–
Net remeasurement of loss allowance	(142)	170	36	64	(94)	106	15	27
Loan originations	24	–	–	24	26	–	–	26
Loan purchases	–	–	–	–	31	–	–	31
Derecognitions and maturities	(3)	(13)	–	(16)	(4)	(9)	–	(13)
Model changes	(1)	(5)	–	(6)	(19)	63	–	44
Total PCL (2)	(17)	35	48	66	13	83	19	115
Write-offs (3)	–	–	(5)	(5)	–	–	(10)	(10)
Recoveries of previous write-offs	–	–	7	7	–	–	7	7
Foreign exchange and other	–	–	(41)	(41)	1	1	(22)	(20)
Balance as at end of year	$56	$186	$19	$261	$73	$151	$10	$234
Loans: Consumer instalment and other personal
Balance as at beginning of year	$220	$434	$152	$806	$111	$304	$102	$517
Transfer to Stage 1	301	(283)	(18)	–	265	(254)	(11)	–
Transfer to Stage 2	(44)	91	(47)	–	(52)	93	(41)	–
Transfer to Stage 3	(7)	(133)	140	–	(18)	(104)	122	–
Net remeasurement of loss allowance	(237)	355	437	555	(264)	438	309	483
Loan originations	54	–	–	54	58	6	–	64
Loan purchases	–	–	–	–	179	–	–	179
Derecognitions and maturities	(16)	(38)	(12)	(66)	(34)	(43)	–	(77)
Model changes	15	46	–	61	(26)	(8)	–	(34)
Total PCL (2)	66	38	500	604	108	128	379	615
Write-offs (3)	–	–	(623)	(623)	–	–	(371)	(371)
Recoveries of previous write-offs	–	–	195	195	–	–	74	74
Foreign exchange and other	(89)	(1)	(49)	(139)	1	2	(32)	(29)
Balance as at end of year	$197	$471	$175	$843	$220	$434	$152	$806
Loans: Credit cards
Balance as at beginning of year	$188	$308	$–	$496	$115	$250	$–	$365
Transfer to Stage 1	226	(226)	–	–	172	(172)	–	–
Transfer to Stage 2	(64)	64	–	–	(45)	45	–	–
Transfer to Stage 3	(6)	(290)	296	–	(3)	(147)	150	–
Net remeasurement of loss allowance	(182)	633	308	759	(146)	366	216	436
Loan originations	76	–	–	76	77	1	–	78
Loan purchases	–	–	–	–	25	–	–	25
Derecognitions and maturities	(8)	(27)	–	(35)	(7)	(36)	–	(43)
Model changes	4	9	–	13	–	–	–	–
Total PCL (2)	46	163	604	813	73	57	366	496
Write-offs (3)	–	–	(720)	(720)	–	–	(436)	(436)
Recoveries of previous write-offs	–	–	171	171	–	–	103	103
Foreign exchange and other	(1)	1	(55)	(55)	–	1	(33)	(32)
Balance as at end of year	$233	$472	$–	$705	$188	$308	$–	$496
Loans: Business and government
Balance as at beginning of year	$1,043	$1,155	$533	$2,731	$746	$789	$439	$1,974
Transfer to Stage 1	601	(575)	(26)	–	306	(291)	(15)	–
Transfer to Stage 2	(278)	394	(116)	–	(173)	236	(63)	–
Transfer to Stage 3	(9)	(310)	319	–	(25)	(161)	186	–
Net remeasurement of loss allowance	(599)	1,189	1,748	2,338	(446)	735	308	597
Loan originations	278	8	–	286	276	4	–	280
Loan purchases	–	–	–	–	470	–	–	470
Derecognitions and maturities	(147)	(308)	(11)	(466)	(126)	(193)	–	(319)
Model changes	53	57	–	110	(17)	(51)	–	(68)
Total PCL (2)	(101)	455	1,914	2,268	265	279	416	960
Write-offs (3)	–	–	(1,802)	(1,802)	–	–	(372)	(372)
Recoveries of previous write-offs	–	–	194	194	–	–	81	81
Foreign exchange and other	(50)	88	(302)	(264)	32	87	(31)	88
Balance as at end of year	$892	$1,698	$537	$3,127	$1,043	$1,155	$533	$2,731
Total as at end of year	$1,378	$2,827	$731	$4,936	$1,524	$2,048	$695	$4,267
Comprising: Loans	$1,143	$2,560	$653	$4,356	$1,264	$1,859	$684	$3,807
Other credit instruments (4)	235	267	78	580	260	189	11	460

(1)	Includes changes in allowance for purchased credit impaired (PCI) loans.
(2)	Excludes PCL on other assets of $10 million for the year ended October 31, 2024 ($(8) million for the year ended October 31, 2023).
(3)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(4)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities in our Consolidated Balance Sheet.

Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2024 and 2023. Stage 1 represents performing loans carried with up to a
12
-month
ECL, Stage 2 represents performing loans carried with a lifetime ECL and Stage 3 represents loans with a lifetime ECL that are credit impaired.

(Canadian $ in millions)				2024				2023
	Stage 1 (1)	Stage 2	Stage 3 (2) (3)	Total	Stage 1 (1)	Stage 2	Stage 3 (2) (3)	Total
Loans: Residential mortgages
Exceptionally low	$1	$–	$–	$1	$2	$–	$–	$2
Very low	86,730	5,631	–	92,361	85,423	171	–	85,594
Low	52,111	15,080	–	67,191	51,366	10,820	–	62,186
Medium	7,402	5,329	–	12,731	5,289	5,434	–	10,723
High	268	2,622	–	2,890	282	2,015	–	2,297
Not rated (4)	14,207	1,042	–	15,249	15,906	118	–	16,024
Impaired	–	–	657	657	–	–	424	424
Gross residential mortgages	160,719	29,704	657	191,080	158,268	18,558	424	177,250
ACL	56	185	10	251	73	146	5	224
Carrying amount	160,663	29,519	647	190,829	158,195	18,412	419	177,026
Loans: Consumer instalment and other personal
Exceptionally low	9,162	145	–	9,307	1,547	4	–	1,551
Very low	20,466	903	–	21,369	37,924	180	–	38,104
Low	26,125	4,575	–	30,700	21,406	1,052	–	22,458
Medium	7,405	5,526	–	12,931	7,971	5,686	–	13,657
High	789	2,017	–	2,806	759	2,127	–	2,886
Not rated (4)	14,522	475	–	14,997	24,426	411	–	24,837
Impaired	–	–	577	577	–	–	549	549
Gross consumer instalment and other personal	78,469	13,641	577	92,687	94,033	9,460	549	104,042
ACL	183	447	168	798	208	415	152	775
Carrying amount	78,286	13,194	409	91,889	93,825	9,045	397	103,267
Loans: Credit cards (5)
Exceptionally low	1,660	–	–	1,660	1,605	–	–	1,605
Very low	2,166	1	–	2,167	1,946	1	–	1,947
Low	2,110	60	–	2,170	1,884	70	–	1,954
Medium	4,544	824	–	5,368	3,860	890	–	4,750
High	746	922	–	1,668	533	763	–	1,296
Not rated (4)	430	149	–	579	651	91	–	742
Impaired	–	–	–	–	–	–	–	–
Gross credit cards	11,656	1,956	–	13,612	10,479	1,815	–	12,294
ACL	161	421	–	582	134	267	–	401
Carrying amount	11,495	1,535	–	13,030	10,345	1,548	–	11,893
Loans: Business and government (6)
Acceptable
Investment grade	191,742	3,437	–	195,179	202,731	3,886	–	206,617
Sub-investment grade	147,713	15,078	–	162,791	126,535	26,260	–	152,795
Watchlist	238	22,535	–	22,773	1,078	11,520	–	12,598
Impaired	–	–	4,609	4,609	–	–	2,987	2,987
Gross business and government	339,693	41,050	4,609	385,352	330,344	41,666	2,987	374,997
ACL	743	1,507	475	2,725	849	1,031	527	2,407
Carrying amount	338,950	39,543	4,134	382,627	329,495	40,635	2,460	372,590
Total gross loans and acceptances	590,537	86,351	5,843	682,731	593,124	71,499	3,960	668,583
Total net loans and acceptances	589,394	83,791	5,190	678,375	591,860	69,640	3,276	664,776
Commitments and financial guarantee contracts
Acceptable
Investment grade	198,132	787	–	198,919	195,149	1,721	–	196,870
Sub-investment grade	68,177	6,647	–	74,824	54,148	14,158	–	68,306
Watchlist	59	8,765	–	8,824	254	4,137	–	4,391
Impaired	–	–	1,373	1,373	–	–	687	687
Gross commitments and financial guarantee contracts	266,368	16,199	1,373	283,940	249,551	20,016	687	270,254
ACL	235	267	78	580	260	189	11	460
Carrying amount (7) (8)	$266,133	$15,932	$1,295	$283,360	$249,291	$19,827	$676	$269,794

(1)
Includes $163 million ($1,676 million as at October 31, 2023) of residential mortgages and $12,431 million ($5,720 million as at October 31, 2023) of business and government loans that are classified and measured at FVTPL.

(2)	Includes Bank of the West PCI loans.
(3)	92% of Stage 3 loans were either fully or partially collateralized as at October 31, 2024 (93% as at October 31, 2023).
(4)
Includes purchased portfolios and certain cases where an internal risk rating is not assigned. Alternative credit risk assessments, rating methodologies, policies and tools are used to manage credit risk for these portfolios
.

(5)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.
(6)	Includes customers’ liability under acceptances.
(7)
Represents the total contractual amounts of undrawn credit facilities and other off-balance
sheet exposures, excluding personal lines of credit and credit cards that are unconditionally cancellable at our discretion.

(8)	Certain commercial borrower commitments are conditional and may include recourse to counterparties.
Certain comparative figures have been reclassified for changes in accounting policy (Note 1).

Loans and ACL by geographic region as at October 31, 2024 and 2023 are as follows:

(Canadian $ in millions)	2024				2023
	Gross amount	ACL on impaired loans (1)	ACL on performing loans (2)	Net amount	Gross amount	ACL on impaired loans (1)	ACL on performing loans (2)	Net amount
By geographic region (3)
Canada	$392,398	$461	$1,531	$390,406	$365,455	$457	$1,272	$363,726
United States	277,718	192	2,141	275,385	283,355	227	1,833	281,295
Other countries	12,256	–	31	12,225	11,662	–	18	11,644
Total	$682,372	$653	$3,703	$678,016	$660,472	$684	$3,123	$656,665

(1)	Excludes ACL on impaired loans of $78 million for other credit instruments, which is included in other liabilities ($11 million as at October 31, 2023).
(2)	Excludes ACL on performing loans of $502 million for other credit instruments, which is included in other liabilities ($449 million as at October 31, 2023).
(3)	Geographic region is based upon the country of ultimate risk.
Certain comparative figures have been reclassified for changes in accounting policy (Note 1).
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2024 and 2023 are as follows:

(Canadian $ in millions)	2024			2023
	Gross impaired amount	ACL on impaired loans (1)	Net impaired amount	Gross impaired amount	ACL on impaired loans (1)	Net impaired amount
Residential mortgages	$657	$10	$647	$424	$5	$419
Consumer instalment and other personal	577	168	409	549	152	397
Business and government (2)	4,609	475	4,134	2,987	527	2,460
Total	$5,843	$653	$5,190	$3,960	$684	$3,276
By geographic region (3)
Canada	$2,513	$461	$2,052	$1,629	$457	$1,172
United States	3,327	192	3,135	2,331	227	2,104
Other countries	3	–	3	–	–	–
Total	$5,843	$653	$5,190	$3,960	$684	$3,276

(1)	Excludes ACL on impaired loans of $78 million for other credit instruments, which is included in other liabilities ($11 million as at October 31, 2023).
(2)	Includes customers’ liability under acceptances.
(3)	Geographic region is based upon the country of ultimate risk.
Purchased Loans
Purchased loans are initially measured at fair value and identified as either purchased performing loans (those for which timely principal and interest payments continue to be made), or PCI loans (those for which the timely collection of interest and principal is no longer reasonably assured). These loans are subsequently measured at amortized cost or fair value, depending on the business model.
Purchased Performing Loans
For loans with fixed terms, the fair value/par value difference, referred to as the fair value mark, is amortized into interest income over the expected life of the loan using the effective interest method. For loans with revolving terms, the fair value mark is amortized into net interest income on a straight-line basis over the contractual term of the loan. As loans are repaid, the remaining unamortized fair value mark related to the loan is recorded in interest income in the period the loan is repaid. All purchased performing loans were initially recorded in Stage 1 for purposes of determining
ECL
.
Following our acquisition of Bank of the West on February 1, 2023, we recognized purchased performing loans with a fair value of $76,068 million. Fair value reflected estimates of expected future credit losses at the acquisition date of $1,047 million, as well as interest rate premiums or discounts relative to prevailing market rates. Gross contractual receivables amounted to $78,931 million. As at October 31, 2024, purchased performing loans recorded in our Consolidated Balance Sheet totalled $45,697 million ($68,025 million as at October 31, 2023), including a remaining fair value mark of $(1,483) million ($(2,317) million as at October 31, 2023).
Purchased Credit Impaired Loans
We regularly
re-evaluate
the amounts we expect to collect on PCI loans. Increases in expected cash flows result in a recovery of

PCL and either a reduction in any previously recorded ACL or, if no ACL exists, an increase in the current carrying value of the purchased loans. Decreases in expected cash flows result in a charge to the PCL and an increase in the ACL. We record interest income using the effective interest method over the effective life of the loan. PCI loans are presented within Stage 3.
On February 1, 2023, we recognized PCI loans with a total fair value of $415 million, including a fair value mark of $(168) million. As at October 31, 2024, PCI loans recorded
i
n our Consolidated Balance Sheet totalled $123 million ($219 million as at October 31, 2023), including a remaining fair value mark of $(20) million ($(61) million as at October 31, 2023).

Loans Past Due Not Impaired
Loans that are past due but not classified as impaired are loans for which customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected, or loans that are held at fair value. The following table presents loans that are past due but not classified as impaired as at October 31, 2024 and 2023. Loans for which payment is less than 30 days past due have been excluded, as they are not generally representative of the borrowers’ ability to meet their payment obligations.

(Canadian $ in millions)	2024			2023
	30 to 89 days	90 days or more (1)	Total	30 to 89 days	90 days or more (1)	Total
Residential mortgages	$696	$15	$711	$707	$9	$716
Credit cards, consumer instalment and other personal	734	173	907	1,003	129	1,132
Business and government	689	16	705	826	18	844
Total	$2,119	$204	$2,323	$2,536	$156	$2,692

(1)	Fully secured loans with amounts between 90 and 180 days past due that we have not classified as impaired totalled $16 million as at October 31, 2024 ($10 million as at October 31, 2023).
ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability weight assigned to each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan loss allowances as a whole are sensitive.
The upside scenario as at October 31, 2024, assumes a materially stronger economic environment than the base case forecast, with lower unemployment rates.
As at October 31, 2024, our base case scenario depicts an economic environment with higher unemployment rates in the near term, largely in response to elevated interest rates and tighter lending conditions, and a moderate economic recovery over the medium term as inflation is expected to ease further and lead to lower interest rates. Our base case forecast as at October 31, 2023 depicted a weak economic environment in the near term, while improving over the medium term.
If we assumed a
100
% weight on the base case forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $
2,625
million as at October 31, 2024 ($
2,625
 million as at October 31, 2023) compared to the reported allowance for performing loans of $
4,205
 million ($
3,572
 million as at October 31, 2023).
Effective the second quarter of 2024, we added a fourth scenario to reflect a less severe downside (downside scenario), which improves the continuum of economic forecasts used in the allowance estimation. As at October 31, 2024, our downside scenario assumes a significant escalation of the Ukraine war and sharp contraction in the Canadian and U.S. economies in the near term, followed by a relatively slow recovery. Our severe downside scenario depicts a deeper contraction in the Canadian and U.S. economies than in the downside scenario. The severe downside scenario as at October 31, 2023 broadly depicted a similar economic environment over the projection period. If we assumed a
100% severe downside economic forecast and included the impact of loan migration by restaging, with other assumptions held constant, including the application of experienced credit judgment, the allowance for performing loans would be approximately $
7,500
million as at October 31, 2024 ($
6,025
 million as at October 31, 2023) compared to the reported allowance for performing loans of $
4,205
million ($
3,572
 million as at October 31, 2023).
Actual results in a recession will differ, as our loan portfolio will change through time due to migration, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the four economic scenarios used in assessing the allowance, with often unequal weightings attached to each scenario, which can change through time.
The following tables show the key economic variables used to estimate the allowance for performing loans forecast over the next 12 months or lifetime measurement period. While the values disclosed below are national variables, we use regional variables in the underlying models and consider factors impacting particular industries where appropriate.

As at October 31, 2024
Scenarios
All figures are average annual values	Upside		Base		Downside		Severe downside
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)
Real GDP growth rates (2)
Canada	4.6%	2.6%	1.8%	1.9%	(2.3) %	1.3%	(3.6) %	1.2%
United States	4.3%	2.4%	1.9%	1.9%	(2.1) %	1.4%	(3.4) %	1.3%
Corporate BBB 10-year spread
Canada	1.3%	1.8%	1.9%	2.0%	3.6%	3.0%	4.2%	3.5%
United States	0.9%	1.6%	1.6%	2.0%	3.4%	3.1%	4.6%	3.6%
Unemployment rates
Canada	5.3%	4.8%	7.0%	6.8%	8.8%	9.4%	9.8%	10.5%
United States	3.4%	3.0%	4.7%	4.4%	6.7%	7.3%	7.6%	8.4%
Housing Price Index (2)
Canada (3)	5.9%	5.4%	1.6%	3.0%	(10.9) %	(1.0) %	(19.0) %	(5.0) %
United States (4)	5.9%	4.0%	2.8%	2.6%	(9.6) %	(1.0) %	(19.3) %	(4.3) %

(1)	The remaining forecast period is two years.
(2)	Real gross domestic product (GDP) and housing price index are averages of quarterly year-over-year growth rates.
(3)	In Canada, we use the Housing Price Index Benchmark Composite.
(4)	In the United States, we use the National Case-Shiller House Price Index.

	As at October 31, 2023
	Scenarios
All figures are average annual values	Upside		Base		Severe downside
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)
Real GDP growth rates (2)
Canada	3.2%	2.6%	0.4%	1.9%	(3.9)%	1.2%
United States	4.1%	2.5%	1.4%	2.0%	(3.5)%	1.4%
Corporate BBB 10-year spread
Canada	1.7%	1.8%	2.4%	2.0%	4.2%	3.5%
United States	1.4%	1.7%	2.2%	2.1%	4.6%	3.5%
Unemployment rates
Canada	4.2%	3.7%	5.9%	5.7%	9.3%	10.1%
United States	2.9%	2.5%	4.2%	4.1%	7.5%	8.3%
Housing Price Index (2)
Canada (3)	9.9%	6.9%	5.5%	4.5%	(20.2)%	(5.0)%
United States (4)	2.7%	3.7%	(0.5)%	2.3%	(19.2)%	(4.3)%

(1)	The remaining forecast period is two years.
(2)	Real gross domestic product (GDP) and housing price index are averages of quarterly year-over-year growth rates.
(3)	In Canada, we use the Housing Price Index Benchmark Composite.
(4)	In the United States, we use the National Case-Shiller House Price Index.
The ECL approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all of
our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $3,050 million ($2,800 million as at October 31, 2023) compared to the reported allowance for performing loans of $4,205 million as at October 31, 2024 ($3,572 million as at October 31, 2023).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. Modifications may include reductions in interest rates, maturity date extensions, payment holidays, payment forgiveness or debt consolidation. We assess renegotiated loans for impairment in line with our existing policies for impairment. When an impaired loan is renegotiated, it will return to performing status when none of the criteria for classification as impaired continue to apply and the borrower has demonstrated good payment behaviour on the restructured terms over a period of time.
The carrying value of loans with lifetime ACL modified during the year ended October 31, 2024 was $1,595 million ($1,005 million in 2023). As at
October 31, 2024, $3 million ($26 million as at October 31, 2023) of loans previously modified saw their loss allowance during the year change from lifetime to
12-month
ECL.
Foreclosed Assets
Property or other assets that we receive from borrowers to satisfy their loan commitments are classified as either held for own use or held-for-sale
according to management’s intention, recorded initially at fair value for assets held for own use and at the lower of carrying value or fair value less costs to sell for any assets held-for-sale.
Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held-for-sale
are assessed for impairment.
As at October 31, 2024, real estate properties
held-for-sale
totalled $67 million ($18 million as at October 31, 2023). These properties are disposed of when considered appropriate. We do not occupy foreclosed properties for our own business use.
Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans, and business and government loans. Additional information on our collateral requirements is included in Notes 14 and 25, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of our Management’s Discussion and Analysis.